1933 Act File No.	33-31602
1940 Act File No.	811-5950

Form N-1A

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.	128

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.	129

MONEY MARKET OBLIGATIONS TRUST

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant’s Telephone Number, including Area Code)

John W. McGonigle, Esquire

Federated Investors Tower

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

X	immediately upon filing pursuant to paragraph (b)
pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
	on	pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
	on	pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
June 25, 2012

Share Class	Ticker
Capital	POPXX

Not FDIC Insured

May Lose Value

No Bank Guarantee

Federated Prime Obligations Fund

A Portfolio of Money Market Obligations Trust

A money market mutual fund seeking to provide current income consistent with stability of principal by investing primarily in a portfolio of short-term, high-quality fixed-income securities.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary Information

Federated Prime Obligations Fund (the “Fund”)

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

The Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund's investment objective is to provide current income consistent with stability of principal.

RISK/RETURN SUMMARY: FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Capital Shares (CAP) of the Fund.

Shareholder Fees (fees paid directly from your investment)	CAP
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.20%
Distribution (12b-1) Fee	None
Other Expenses	0.33%
Total Annual Fund Operating Expenses	0.53%
Fee Waivers and/or Expense Reimbursements[1]	0.28%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.25%

1	The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, if any) paid by the Fund's CAP class (after the voluntary waivers and/or reimbursements) will not exceed 0.25% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) October 1, 2012; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$54
3 Years	$170
5 Years	$296
10 Years	$665

RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE

What are the Fund's Main Investment Strategies?

The Fund invests primarily in a portfolio of high-quality, dollar-denominated fixed-income securities which: (1) are issued by banks, corporations and the U.S. government; and (2) mature in 397 days or less.

Certain of the government securities in which the Fund invests are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (“Ginnie Mae”). Finally, the Fund may invest in a few government securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities.

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In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7 under the Investment Company Act of 1940 (“Rule 2a-7”).

What are the Main Risks of Investing in the Fund?

All mutual funds take investment risks. Therefore, even though the Fund is a money market fund that seeks to maintain a stable NAV, it is possible to lose money by investing in the Fund. The primary factors that may negatively impact the Fund's ability to maintain a stable NAV, delay the payment of redemptions by the Fund, or reduce the Fund's daily dividends include:

  Issuer Credit Risk. It is possible that interest or principal on securities will not be paid when due. Money market funds try to minimize this risk by purchasing higher quality securities.
  Counterparty Credit Risk. A party to a transaction involving the Fund may fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.
  Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities.
  Liquidity Risk. Liquidity risk is the risk that the Fund will experience significant net redemptions of Fund Shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss.
  Sector Risk. A substantial part of the Fund's portfolio may be comprised of securities issued by companies in the financial services industry. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these companies.
  Credit Enhancement Risk. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same credit enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such a credit enhancement provider.
  Risk of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
  Prepayment Risk. The Fund may invest in asset-backed and mortgage-backed securities, which may be subject to prepayment risk. If interest rates fall, and unscheduled prepayments on such securities accelerate, the Fund will be required to reinvest the proceeds at the lower interest rates then available.
  Risk Associated with Investing Share Purchase Proceeds. On days during which there are net purchases of Fund Shares, the Fund must invest the proceeds at prevailing market yields or hold cash. If the Fund holds cash, or if the yield of the securities purchased is less than that of the securities already in the portfolio, the Fund's yield will likely decrease. Conversely, net purchases on days on which short-term yields rise will cause the Fund's yield to increase. In the event of significant changes in short-term yields or significant net purchases, the Fund retains the discretion to close to new investments. However, the Fund is not required to close, and no assurance can be given that this will be done in any given circumstance.
  Risk Associated with use of Amortized Cost. In the unlikely event that the Fund's Board of Trustees (“Board”) were to determine, pursuant to Rule 2a-7, that the extent of the deviation between the Fund's amortized cost per Share and its market-based NAV per Share may result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent practicable such dilution or unfair results.
  Additional Factors Affecting Yield. There is no guarantee that the Fund will provide a certain level of income or that any such income will exceed the rate of inflation. Further, the Fund's yield will vary.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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Performance: Bar Chart and Table

Risk/Return Bar Chart

The bar chart and performance table below reflect total returns for the Fund's Institutional Shares (IS), which is another class of shares offered by the Fund, and are intended to help you analyze the Fund's CAP class investment risks in light of its historical returns. The IS class is not offered in this prospectus for the Fund's CAP class. The total returns for IS class are disclosed here because the Fund's CAP class will not be offered until on or about June 28, 2012. These total returns would be substantially similar to the annual returns for the Fund's CAP class over the same period and would differ only to the extent that the two classes do not have the same expenses. It is anticipated that expenses of the Fund's CAP class will exceed those of the IS class. The bar chart shows the variability of the Fund's IS class total returns on a calendar year-by-year basis. The Average Annual Return Table shows returns averaged over the stated periods. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The Fund's IS class total return for the three-month period from January 1, 2012 to March 31, 2012, was 0.05%.

Within the periods shown in the bar chart, the Fund's IS class highest quarterly return was 1.32% (quarter ended September 30, 2007). Its lowest quarterly return was 0.03% (quarter ended June 30, 2011).

Average Annual Total Return Table

The following table represents the Fund's IS class Average Annual Total Returns for the calendar period ended December 31, 2011.

Calendar Period	Fund
1 Year	0.14%
5 Years	1.79%
10 Years	2.11%

The Fund's IS class 7-Day Net Yield as of December 31, 2011 was 0.20%. You may go to FederatedInvestors.com or call the Fund at 1-800-341-7400 for the current 7-Day Net Yield.

FUND MANAGEMENT

The Fund's Investment Adviser (“Adviser”) is Federated Investment Management Company.

Purchase and Sale of Fund Shares

The minimum initial investment amount for the Fund's CAP class is generally $500,000 and there is no minimum subsequent investment amount.

You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.

Tax Information

The Fund's distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

What are the Fund's Investment Strategies?

While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

The Fund invests primarily in a portfolio of high-quality, dollar-denominated, fixed-income securities which: (1) are issued by banks, corporations and the U.S. government; and (2) mature in 397 days or less. The Fund's Adviser actively manages the Fund's portfolio, seeking to limit the credit risk taken by the Fund and to select investments with enhanced yields.

The Adviser performs a fundamental credit analysis to develop an approved database of issuers and securities that meet the Adviser's standard for minimal credit risk. The Adviser monitors the credit risks of all portfolio securities on an ongoing basis by reviewing periodic financial data and ratings of certain nationally recognized statistical rating organizations (NRSROs).

The Adviser targets a dollar-weighted average portfolio maturity (DWAM) range based upon its interest rate outlook. The Adviser formulates its interest rate outlook by analyzing a variety of factors, such as:

  current U.S. economic activity and the economic outlook;
  current short-term interest rates;
  the Federal Reserve Board's policies regarding short-term interest rates; and
  the potential effects of foreign economic activity on U.S. short-term interest rates.

The Adviser structures the portfolio by investing primarily in securities that pay interest at a rate that is periodically adjusted (“Adjustable Rate Securities”) and commercial paper to achieve a limited barbell structure. In this structure, the maturities of the Fund's investments tend to be concentrated towards the shorter and longer ends of the maturity range of the Fund's investments, rather than evenly spread across the range. The Adviser generally adjusts the portfolio's DWAM by increasing or decreasing the maturities of the investments at the longer end of the barbell. The Adviser generally shortens the portfolio's DWAM when it expects interest rates to rise and extends the DWAM when it expects interest rates to fall. This strategy seeks to enhance the returns from favorable interest rate changes and reduce the effect of unfavorable changes.

The Fund will: (1) maintain a DWAM of 60 days or less; and (2) maintain a weighted average life (WAL) of 120 days or less. For purposes of calculating DWAM, the maturity of an Adjustable Rate Security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating WAL, the maturity of an Adjustable Rate Security will be its stated final maturity, without regard to interest rate adjustments; accordingly, the 120-day WAL limitation could serve to limit the Fund's ability to invest in Adjustable Rate Securities.

Industry Concentration

The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of its total assets in the financial services industry.

Temporary Investments

The Fund may temporarily depart from its principal investment strategies, including its strategy of investing at least 25% of its assets in the financial services industry, by holding cash, shortening the portfolio's DWAM, or investing in any security that is an eligible security for purchase by money market funds. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the Fund's ability to achieve its investment objective.

What are the Fund's Principal Investments?

The following provides general information on the Fund's principal investments. The Fund's Statement of Additional Information (SAI) provides information about the Fund's non-principal investments and may provide additional information about the Fund's principal investments.

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Fixed-Income Securities

Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or may be adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a “discount”) or more (a “premium”) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed-income securities in which the Fund principally invests:

Corporate Debt Securities (A Fixed-Income Security)

Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies.

Commercial Paper (A Type of Corporate Debt Security)

Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default.

Demand Instruments (A Type of Corporate Debt Security)

Demand instruments are corporate debt securities that require the issuer or a third party, such as a dealer or bank (the “Demand Provider”), to repurchase the security for its face value upon demand. Some demand instruments are “conditional,” so that the occurrence of certain conditions relieves the Demand Provider of its obligation to repurchase the security. Other demand instruments are “unconditional,” so that there are no conditions under which the Demand Provider's obligation to repurchase the security can terminate. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Bank Instruments (A Fixed-Income Security)

Bank instruments are unsecured, interest-bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Asset-Backed Securities (A Fixed-Income Security)

Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than 10 years. However, almost any type of fixed-income assets (including other fixed-income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes or pass-through certificates. Asset-backed securities have prepayment risks.

Government Securities (A Fixed-Income Security)

Government securities are issued or guaranteed by a federal agency or instrumentality acting under federal authority. Some government securities, including those issued by Ginnie Mae, are supported by the full faith and credit of the United States.

Other government securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Freddie Mac, and Fannie Mae in support of such obligations.

A few government securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities.

The Fund treats mortgage-backed securities guaranteed by a federal agency or instrumentality as government securities. Although such a guarantee helps protect against credit risk, it does not eliminate it entirely or reduce other risks.

Treasury Securities (A Fixed-Income Security)

Treasury securities are direct obligations of the federal government of the United States.

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Municipal Securities (A Fixed-Income Security)

Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, the Fund may invest in taxable municipal securities.

Foreign Securities (A Fixed-Income Security)

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (directly or through its consolidated subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed or sales made in another country.

Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to risks of foreign investing.

Credit Enhancement

The Fund may invest in securities that have credit enhancement. Credit enhancement consists of an arrangement in which an entity agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the entity providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancement provider may have greater financial resources and liquidity than the issuer. For this reason, the Adviser may evaluate the credit risk of a fixed-income security based solely upon its credit enhancement.

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. If a default occurs, these assets may be sold and the proceeds paid to the security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security. In addition, credit enhancement includes agreements to lend to the issuer amounts sufficient to repay or purchase the securities, provided that the Adviser has determined that the loan commitment will be available except under remote circumstances.

OTHER INVESTMENTS, TRANSACTIONS, TECHNIQUES

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Investing in Securities of Other Investment Companies

The Fund may invest its assets in shares of other investment companies as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These investments may include: shares of an affiliated money market fund; or preferred shares of a closed-end fund that are eligible for purchase by money market funds (generally, because such preferred shares are structured as unconditional demand instruments with a third-party Demand Provider). Other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses.

INVESTMENT RATINGS

The securities in which the Fund invests will be rated in the highest short-term rating category (without regard for gradations or subcategories) by one or more NRSROs or be deemed by the Adviser to be of comparable quality to securities having such ratings.

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What are the Specific Risks of Investing in the Fund?

The following provides general information on the risks associated with the Fund's principal investments. These are the primary factors that may negatively impact the Fund's ability to maintain a stable NAV, delay the payment of redemptions by the Fund or reduce the Fund's daily dividends. Any additional risks associated with the Fund's non-principal investments are described in the Fund's SAI. The Fund's SAI also may provide additional information about the risks associated with the Fund's principal investments.

issuer Credit Risk

It is possible that interest or principal on securities will not be paid when due. Money market funds try to minimize this risk by purchasing higher quality securities.

Many fixed-income securities receive credit ratings from NRSROs such as Fitch Rating Service, Moody's Investor Services, Inc. and Standard & Poor's, that assign ratings to securities by assessing the likelihood of an issuer and/or guarantor default. Higher credit ratings correspond to lower perceived credit risk and lower credit ratings correspond to higher perceived credit risk. Credit ratings may be upgraded or downgraded from time to time as an NRSRO's assessment of the financial condition of a party obligated to make payments with respect to such securities and credit risk changes. The impact of any credit rating downgrade can be uncertain. Credit rating downgrades may lead to increased interest rates and volatility in financial markets, which in turn could negatively affect the value of the Fund's portfolio holdings, its NAV and its investment performance. Credit ratings are not a guarantee of quality. Credit ratings may lag behind the current financial conditions of the issuer and/or guarantor and do not provide assurance against default or other loss of money. Credit ratings do not protect against a decline in the value of a security. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.

Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a Treasury security or other appropriate benchmark with a comparable maturity (the “spread”) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Counterparty Credit Risk

A party to a transaction involving the Fund may fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.

INTEREST RATE RISK

Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. Money market funds try to minimize this risk by purchasing short-term securities.

liquidity RISK

Liquidity risk is the risk that the Fund will experience significant net redemptions of Fund Shares at a time when it cannot find willing buyers for its portfolio securities or can only sell its portfolio securities at a material loss. An inability to sell portfolio securities may result from adverse market developments or investor perceptions regarding the portfolio securities. While the Fund endeavors to maintain a high level of liquidity in its portfolio so that it can satisfy redemption requests, the Fund's ability to sell portfolio securities can deteriorate rapidly due to credit events affecting particular issuers or credit enhancement providers, or due to general market conditions and a lack of willing buyers.

Sector Risk

A substantial part of the Fund's portfolio may be comprised of securities issued by companies in the financial services industry. In addition, a substantial part of the Fund's portfolio may be comprised of securities credit enhanced by companies with similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments that generally affect these companies. Developments affecting companies in the financial services industry or companies with similar characteristics might include changes in interest rates, changes in the economic cycle affecting credit losses and regulatory changes.

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Credit Enhancement Risk

The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). Credit enhancement is designed to help assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security's value due to changes in market conditions. Securities subject to credit enhancement generally would be assigned a lower credit rating if the rating were based primarily on the credit quality of the issuer without regard to the credit enhancement. If the credit quality of the credit enhancement provider (for example, a bank) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded.

A single credit enhancement provider may provide credit enhancement to more than one of the Fund's investments. Having multiple securities credit enhanced by the same credit enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such a credit enhancement provider.

Risk of Foreign Investing

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

Prepayment Risk

Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on asset-backed and mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments, which create risks that can adversely affect a fund holding such securities.

For example, when interest rates decline, the values of asset-backed and mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available.

Conversely, when interest rates rise, the values of asset-backed and mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of such securities, and cause their value to decline more than traditional fixed-income securities.

Generally, asset-backed and mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of an asset-backed or mortgage-backed security and the yield of a Treasury security or other appropriate benchmark with a comparable maturity (the “spread”). An increase in the spread will cause the price of the asset-backed or mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

RISK ASSOCIATED WITH INVESTING SHARE PURCHASE PROCEEDS

On days during which there are net purchases of Fund Shares, the Fund must invest the proceeds at prevailing market yields or hold cash. If the Fund holds cash, or if the yield of the securities purchased is less than that of the securities already in the portfolio, the Fund's yield will likely decrease. Conversely, net purchases on days on which short-term yields rise will cause the Fund's yield to increase. The larger the amount that must be invested or the greater the difference between the yield of the securities purchased and the yield of the existing investments, the greater the impact will be on the yield of the Fund. In the event of significant changes in short-term yields or significant net purchases, the Fund retains the discretion to close to new investments. However, the Fund is not required to close, and no assurance can be given that this will be done in any given circumstance.

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RISK ASSOCIATED WITH USE OF AMORTIZED COST

In the unlikely event that the Fund's Board were to determine, pursuant to Rule 2a-7, that the extent of the deviation between the Fund's amortized cost per Share and its market-based NAV per Share may result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate or reduce, to the extent practicable, such dilution or unfair results, including, but not limited to, considering suspending redemption of Shares and liquidating the Fund under Rule 22e-3 under the Investment Company Act of 1940.

ADDITIONAL FACTORS AFFECTING YIELD

There is no guarantee that the Fund will provide a certain level of income or that any such income will exceed the rate of inflation. Further, the Fund's yield will vary. A low interest rate environment may prevent the Fund from providing a positive yield or paying Fund expenses out of current income and could impair the Fund's ability to maintain a stable NAV. The Fund's yield could also be negatively affected (both in absolute terms, and as compared to other money market funds) by aspects of its investment program (for example, its investment policies, strategies or limitations) or its operational policies (for example, its cut-off time for purchases and redemptions of Shares).

What Do Shares Cost?

CALCULATION OF NET ASSET VALUE

The Fund attempts to stabilize the NAV of its Shares at $1.00 by valuing the portfolio securities using the amortized cost method. In addition, for regulatory purposes, the Fund calculates a market-based NAV per Share on a periodic basis. The Fund cannot guarantee that its NAV will always remain at $1.00 per Share. The Fund does not charge a front-end sales charge.

You can purchase, redeem or exchange Shares any day the NYSE is open (a “Regular Business Day”). You may also be able to purchase and redeem (but not exchange) Shares on certain days that the NYSE is closed on an unscheduled basis due to unforeseen or emergency circumstances, if the Fund's Board determines to allow Fund Share transactions on such days (a “Special Trading Day”). If the Fund declares a Special Trading Day, information regarding shareholder trading activities for the Special Trading Day (such as when NAV, and entitlement to that day's dividend, will be determined) will be available by calling the Fund at 1-800-341-7400 and will be posted on Federated's website at FederatedInvestors.com. The information set forth in this Prospectus regarding times relevant to NAV determination and dividend entitlement applies only to Regular Business Days. Please note that the times that might be specified for NAV determination and dividend entitlement on a Special Trading Day would not necessarily be the same as set forth in this Prospectus with respect to Regular Business Days. Although Federated will attempt to make such information available in advance of a particular Special Trading Day, given the nature of Special Trading Days, it may not be able to do so until the morning of the Special Trading Day.

When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next determined NAV. NAV is determined at 5:00 p.m. Eastern time each day the NYSE is open; except that on the day after Thanksgiving and Christmas Eve (when Christmas Eve falls on a weekday) NAV is determined at 3:00 p.m. Eastern time. The times as of when NAV is determined, and when orders must be placed, may be changed as permitted by the SEC.

How is the Fund Sold?

The Fund offers four Share classes: Capital Shares, Institutional Shares, Service Shares and Trust Shares, each representing interests in a single portfolio of securities. This Prospectus relates only to Capital Shares. All Share classes have different expenses which affect their performance. Contact your financial intermediary or call 1-800-341-7400 for more information concerning the other classes.

The Fund's Distributor, Federated Securities Corp., markets the Shares described in this Prospectus to entities holding Shares in an agency or fiduciary capacity, financial institutions, financial intermediaries and institutional investors or to individuals, directly or through financial intermediaries. Under the Distributor's Contract with the Fund, the Distributor offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (“Federated”).

Payments to Financial Intermediaries

The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

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SERVICE FEES

The Fund may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

ACCOUNT ADMINISTRATION FEES

The Fund may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Fund and its shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

RECORDKEEPING FEES

The Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Fund and its shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

NETWORKING FEES

The Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Fund and its shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Distributor may pay, out of its own resources, amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund's Prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments, as described above, made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

How to Purchase Shares

You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund. The Fund reserves the right to reject any request to purchase or exchange Shares. New investors must submit a completed New Account Form.

The minimum initial investment for Fund Shares is generally $500,000. There is no minimum subsequent investment amount.

An account may be opened with a smaller amount as long as the $500,000 minimum is reached within one year. An institutional investor's minimum investment is calculated by combining all accounts it maintains with the Fund. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

THROUGH A FINANCIAL INTERMEDIARY

Submit your purchase order to your financial intermediary. Financial intermediaries are responsible for promptly submitting purchase orders and payment to the Fund by electronic means permitted by the Fund, or according to the instructions in the sections “By Telephone” or “By Mail” below.

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If your financial intermediary submits your order electronically, your order will be processed and you will be entitled to dividends pursuant to operating procedures established by the Fund. If your financial intermediary submits your order by telephone or by mail, your order will be processed and you will be entitled to dividends as outlined in the section “By Telephone” or the section “By Mail” below.

If you deal with a financial intermediary, you will have to follow the financial intermediary's procedures for transacting with the Fund. For more information about how to purchase Shares through your financial intermediary, you should contact your financial intermediary directly.

DIRECTLY FROM THE FUND

By Telephone

You may purchase Shares by calling the Fund at 1-800-341-7400.

Your purchase will be priced at the NAV next calculated after the Fund receives your order. Receipt of a purchase order by a financial intermediary will be deemed received by the Fund to the extent that such financial intermediary has been duly authorized by the Fund to accept such orders. If you call the Fund by 5:00 p.m. Eastern time (or 3:00 p.m. Eastern time on those days when NAV is determined at 3:00 p.m.) and send your payment by wire by the close of the Federal Reserve wire transfer system, you will be entitled to that day's dividend.

Send your wire to:

State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
BNF: 23026552
Attention: Federated EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number

If the Fund does not receive your purchase wire by the close of the Federal Reserve wire transfer system on the day you placed your order, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund's transfer agent.

You cannot purchase Shares by wire on days when wire transfers are restricted, even if the NYSE is open on such days (for example, Columbus Day and Veterans Day). The Fund does not consider wire purchase requests received on such days to be in proper form, and will not process such requests.

By Mail

You may purchase Shares by sending your check payable to The Federated Funds at the following address:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

The Federated Funds
30 Dan Road
Canton, MA 02021

Please note your account number on your check. Payment should be made in U.S. dollars and drawn on a U.S. bank. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or State Street Bank and Trust Company, the Fund's transfer agent. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks) or involving temporary checks or credit card checks.

Your order will be priced at the NAV next calculated after the Fund receives your check and you will be entitled to dividends beginning on the day the check is converted into federal funds (normally the business day after the check is received).

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THROUGH AN EXCHANGE

You may purchase Shares through an exchange from any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Federated Liberty U.S. Government Money Market Trust and R class. You must meet the minimum initial investment requirement for purchasing Shares (if applicable), and both accounts must have identical registrations.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

  through a financial intermediary if you purchased Shares through a financial intermediary; or
  directly from the Fund if you purchased Shares directly from the Fund.

THROUGH A FINANCIAL INTERMEDIARY

Submit your redemption or exchange request to your financial intermediary. Financial intermediaries are responsible for promptly submitting redemption or exchange requests to the Fund by electronic means permitted by the Fund, or according to the instructions in the sections “By Telephone” or “By Mail” below.

If your financial intermediary submits your redemption or exchange request electronically, your request will be processed and your proceeds will be paid pursuant to operating procedures established by the Fund. If your financial intermediary submits your redemption or exchange request by telephone or by mail, your request will be processed and your proceeds will be paid as outlined in the section “By Telephone” or the section “By Mail” below.

If you deal with a financial intermediary, you will have to follow the financial intermediary's procedures for transacting with the Fund. For more information about how to redeem or exchange Shares through your financial intermediary, you should contact your financial intermediary directly.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by calling the Fund at 1-800-341-7400. Your redemption or exchange request will be priced at the NAV next calculated after the request is received by the Fund. Receipt of a redemption or exchange order by a financial intermediary will be deemed received by the Fund to the extent that such financial intermediary has been duly authorized by the Fund to accept such orders.

If you call the Fund by 5:00 p.m. Eastern time (or 3:00 p.m. Eastern time on those days when NAV is determined at 3:00 p.m. Eastern time), and your redemption proceeds are wired to you the same day, you will not be entitled to that day's dividend.

By Mail

You may redeem or exchange Shares by mailing a written request to the Fund.

Your redemption or exchange request will be priced at the NAV next calculated after the Fund receives your written request in proper form. If your redemption proceeds are wired to you the same day your order is priced, you will not be entitled to that day's dividend. If a check for your redemption proceeds is mailed to you on the next business day after your request is priced, you will be entitled to dividends through the day on which the Fund priced your request.

Send requests by mail to:

The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

The Federated Funds
30 Dan Road
Canton, MA 02021

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed or exchanged;
  signatures of all shareholders exactly as registered; and
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  if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your financial intermediary or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or
  transferring into another fund with a different shareholder registration.

A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds will be wired or mailed within one business day after receiving a request in proper form, except that payment may be delayed in the following circumstances:

  to allow your purchase to clear (as discussed below);
  during any period when the Federal Reserve wire or Federal Reserve banks are closed (in which case redemption proceeds will be wired within one business day after the reopening of the Federal Reserve wire or Federal Reserve banks); or
  during any period when the NYSE is closed (in which case redemption proceeds will be wired within one business day after the reopening of the NYSE).

In addition, the Fund may suspend redemptions during any period in which there are emergency conditions, including liquidation of the Fund, as provided in Section 22(e), and the rules thereunder, of the Investment Company Act of 1940.

If you request a redemption of Shares recently purchased by check (including a cashier's check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.

You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund for shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Federated Liberty U.S. Government Money Market Trust and R class. To do this, you must:

  ensure that the account registrations are identical;
  meet any applicable minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. The Fund may modify or terminate the exchange privilege at any time.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

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Share Certificates

The Fund no longer issues share certificates. If you are redeeming or exchanging Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

Account and Share Information

ACCOUNT ACTIVITY

You will receive periodic statements reporting all account activity, including dividends paid by the Fund.

DIVIDENDS AND CAPITAL GAINS

The Fund declares any dividends daily and pays them monthly to shareholders.

Dividends are based on estimates of income, expenses and shareholder activity for the Fund. Actual income, expenses and shareholder activity may differ from estimates and differences, if any, will be included in the calculation of subsequent dividends. You may obtain an estimate of the Fund's daily dividend factor by calling the Fund at 1-800-341-7400 or on Federated's website at FederatedInvestors.com.

From time to time, the Fund may realize capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends. The Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional Shares. No interest will accrue on amounts represented by uncashed distribution checks.

Important information regarding the Fund's distributions, including the percentage of the Fund's distributions that are attributable to capital gains during the calendar year (if any), is available in the “Products” section of Federated's website at FederatedInvestors.com. To access this information from the home page, select “All” under “Asset Classes.” Select the Fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Distributions and Tax Info” tab. On the “Distributions and Tax Info” tab, select a year.

ACCOUNTS WITH LOW BALANCES

Federated reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below $500,000. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

Fund distributions are expected to be primarily dividends. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

FREQUENT TRADING POLICIES

Given the short-term nature of the Fund's investments and its use of the amortized cost method for calculating the NAV of Fund Shares, the Fund does not anticipate that in the normal case frequent or short-term trading into and out of the Fund will have significant adverse consequences for the Fund and its shareholders. For this reason and because the Fund is intended to be used as a liquid short-term investment, the Fund's Board has not adopted policies or procedures to monitor or discourage frequent or short-term trading of the Fund's Shares. Regardless of their frequency or short-term nature, purchases and redemptions of Fund Shares can have adverse effects on the management of the Fund's portfolio and its performance.

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Other funds in the Federated family of funds may impose different monitoring policies or in some cases, may not monitor for frequent or short-term trading. Under normal market conditions, such monitoring policies are designed to protect the funds being monitored and their shareholders, and the operation of such policies and shareholder investments under such monitoring are not expected to have a materially adverse impact on the Federated funds or their shareholders. If you plan to exchange your Fund Shares for shares of another Federated fund, please read the prospectus of that other Federated fund for more information.

PORTFOLIO HOLDINGS INFORMATION

Information concerning the Fund's portfolio holdings as of the end of each month, as well as the Fund's DWAM and WAL, is available in the “Products” section of Federated's website at FederatedInvestors.com. Such information is posted on the website five business days after the end of the month and remains posted on the website for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top 10 holdings, and percentage breakdowns of the portfolio by credit quality tier, type of security and effective maturity range.

Monthly Portfolio Holdings Information

To access this information from the “Products” section of the website's home page, select “All” under “Asset Classes.” Select the Fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Portfolio Characteristics” tab for summary portfolio information or the “Documents” tab to access “Holdings.”

You may also access portfolio information as of the end of the Fund's fiscal quarters from the “Documents” tab. The Fund's Annual and Semi-Annual Reports contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters. The Fund's Form N-Q filings contain complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund's portfolio holdings and/or composition may be posted to Federated's website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

Daily Portfolio Holdings Information

On any business day, you may submit a request to receive an uncertified and unaudited list of the Fund's portfolio holdings as of the prior business day by calling Federated at 1-800-245-4270. The Fund will treat any such request as a standing request, and will transmit such list to you on each business day, on an ongoing basis, until you call Federated at 1-800-245-4270 to terminate such request. Given the general availability of such list, for purposes of its policies and procedures, the Fund considers the information contained therein to be publicly available. The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information if it believes that providing such information may adversely affect the Fund or its shareholders. The identities of those persons or entities who have received such list during a calendar quarter will be included in the Fund's Statement of Additional Information following the close of every calendar quarter.

Who Manages the Fund?

The Board governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.

The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 134 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $369.7 billion in assets as of December 31, 2011. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,352 employees. Federated provides investment products to approximately 4,700 investment professionals and institutions.

The Adviser advises approximately 91 fixed-income and money market mutual funds (including sub-advised funds) and private investment companies, which totaled approximately $273.8 billion in assets as of December 31, 2011.

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ADVISORY FEES

The Fund's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.20% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser and its affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Risk/Return Summary: Fees and Expenses” table found in the “Fund Summary” section of the Prospectus.

A discussion of the Board's review of the Fund's investment advisory contract is available in the Fund's shareholder reports as they become available.

Financial Information

FINANCIAL HIGHLIGHTS

The Fund's fiscal year end is July 31. As the Fund's CAP class first fiscal year will end July 31, 2012, audited financial information is not available as of the date of this prospectus.

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Appendix A: Hypothetical Investment and Expense Information

The following chart provides additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a 10-year period. The chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. The chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in the chart is the same as stated in the “Fees and Expenses” table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

FEDERATED PRIME OBLIGATIONS FUND - CAP CLASS
ANNUAL EXPENSE RATIO: 0.53%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$54.18	$10,447.00
2	$10,447.00	$522.35	$10,969.35	$56.61	$10,913.98
3	$10,913.98	$545.70	$11,459.68	$59.14	$11,401.83
4	$11,401.83	$570.09	$11,971.92	$61.78	$11,911.49
5	$11,911.49	$595.57	$12,507.06	$64.54	$12,443.93
6	$12,443.93	$622.20	$13,066.13	$67.43	$13,000.17
7	$13,000.17	$650.01	$13,650.18	$70.44	$13,581.28
8	$13,581.28	$679.06	$14,260.34	$73.59	$14,188.36
9	$14,188.36	$709.42	$14,897.78	$76.88	$14,822.58
10	$14,822.58	$741.13	$15,563.71	$80.32	$15,485.15
Cumulative		$6,135.53		$664.91
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An SAI dated June 25, 2012, includes additional information about the Fund and is incorporated by reference into this Prospectus. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549. Call 1-202-551-8090 for information on the Public Reference Room's operations and copying fees.

Federated Prime Obligations Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-5950

CUSIP 608919767

Q451175 (6/12)

Federated is a registered trademark of Federated Investors, Inc.
2012  © Federated Investors, Inc.

Statement of Additional Information
June 25, 2012

Share Class	Ticker
Capital	POPXX
Federated Prime Obligations Fund
A Portfolio of Money Market Obligations Trust
This Statement of Additional Information (SAI) is not a Prospectus. Read this SAI in conjunction with the Prospectus for Federated Prime Obligations Fund Capital Shares (“Fund”), dated June 25, 2012.
This SAI incorporates by reference the Fund’s Annual Report. Obtain the Prospectus or the Annual Report without charge by calling 1-800-341-7400.

Federated Prime Obligations Fund Federated Investors Funds 4000 Ericsson Drive Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q451178 (6/12)
Federated is a registered trademark of Federated Investors, Inc. 2012 ©Federated Investors, Inc.

How is the Fund Organized?

The Fund is a diversified portfolio of Money Market Obligations Trust (“Trust”). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on October 3, 1988. The Fund changed its name from Prime Obligations Fund to Federated Prime Obligations Fund on June 30, 2010. The Trust may offer separate series of shares representing interests in separate portfolios of securities.

The Board of Trustees (“Board”) has established four classes of shares of the Fund, known as Capital Shares, Institutional Shares, Service Shares and Trust Shares (“Shares”). Effective September 30, 2011, the Fund’s Institutional Service Shares were redesignated as Service Shares. This SAI relates to Capital Shares. The Fund’s investment adviser is Federated Investment Management Company (“Adviser”).

Securities in Which the Fund Invests

The principal securities or other investments in which the Fund invests are described in the Fund’s Prospectus. The Fund also may invest in securities or other investments as non-principal investments for any purpose that is consistent with its investment objective. The following information is either additional information in respect of a principal security or other investment referenced in the Prospectus or information in respect of a non-principal security or other investment (in which case there is no related disclosure in the Prospectus).

Securities Descriptions And Techniques

Government Securities (A Fixed-Income Security)

Government securities are issued or guaranteed by a federal agency or instrumentality acting under federal authority. Some government securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association (“Ginnie Mae”), Small Business Administration, Federal Financing Bank, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and the Federal Deposit Insurance Corporation.

Other government securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”) and Tennessee Valley Authority in support of such obligations.

A few government securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include Farm Credit System and Financing Corporation securities.

The Fund treats mortgage-backed securities guaranteed by a federal agency or instrumentality as government securities. Although such a guarantee helps protect against credit risk, it does not eliminate it entirely or reduce other risks.

Recent Events Related to Freddie Mac and Fannie Mae. The extreme and unprecedented volatility and disruption that impacted the capital and credit markets beginning in 2008 led to market concerns regarding the ability of Freddie Mac and Fannie Mae to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (FHFA), a newly created independent regulator. Under the plan of conservatorship, the FHFA assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae, with all the powers of the shareholders, the directors and the officers of Freddie Mac and Fannie Mae, and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator.

In connection with the actions taken by the FHFA, the Treasury has entered into certain preferred stock purchase agreements (SPAs) with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae. The senior preferred stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae; the Treasury is obligated to provide such financial contributions under the SPAs through 2012. The SPAs impose significant restrictions on the activities of Freddie Mac and Fannie Mae.

The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities under the SPAs, market responses to developments at Freddie Mac and Fannie Mae, downgrades or upgrades in the credit ratings assigned to Freddie Mac and Fannie Mae by nationally recognized statistical rating organization (NRSROs) or ratings services, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Freddie Mac and Fannie Mae.

Zero-Coupon Securities (A Fixed-Income Security)

Certain fixed-income securities in which the Fund invests are zero-coupon securities. Zero-coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero-coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero-coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero-coupon security.

Callable Securities (A Fixed-Income Security)

Certain fixed-income securities in which the Fund invests are callable at the option of the issuer. Callable securities are subject to call risks.

Mortgage-Backed Securities (A Fixed-Income Security)

An MBS is a type of pass-through security, which is a pooled debt obligation repackaged as interests that pass principal and interest through an intermediary to investors. In the case of MBS, the ownership interest is issued by a trust and represents participation interests in pools of adjustable and fixed-rate mortgage loans. MBS are most commonly issued or guaranteed by the U.S. government (or one of its agencies or instrumentalities) (“agency MBS”), but also may be issued or guaranteed by private entities (“non-agency MBS”). Unlike conventional debt obligations, MBS provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Most MBS make these payments monthly; however, certain MBS are backed by mortgage loans which do not generate monthly payments but rather generate payments less frequently.

The mortgage loan collateral for non-agency MBS consists of residential mortgage loans that do not conform to GSEs underwriting guidelines. Non-agency MBS generally offer a higher yield than agency MBS because there are no direct or indirect government guarantees of payment.

Investments in MBS expose the Fund to interest rate, prepayment and credit risks.

Bank Instruments (A Fixed-Income Security)

Bank instruments are unsecured interest-bearing deposits with banks. Bank instruments include, but are not limited to, bank accounts, time deposits, certificates of deposit and banker’s acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

The Fund will not invest in instruments of domestic and foreign banks and savings and loans unless they have capital, surplus and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured by the Bank Insurance Fund or the Savings Association Insurance Fund which are administered by the Federal Deposit Insurance Corporation. These instruments may include Eurodollar Certificates of Deposit, Yankee Certificates of Deposit and Eurodollar Time Deposits.

For purposes of applying the Fund’s concentration limitation, bank instruments also include fixed-income securities credit enhanced by a bank.

Insurance Contracts (A Fixed-Income Security)

Insurance contracts include guaranteed investment contracts, funding agreements and annuities. Insurance contracts generally provide that the purchaser will deposit money with the insurance company and the insurance company will pay interest for the life of the contract and return the principal at maturity. The Fund treats these contracts as fixed-income securities.

Other Investments, Transactions, Techniques

Reverse Repurchase Agreements

Reverse repurchase agreements (which are considered a type of special transaction for asset segregation or asset coverage purposes) are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its Shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks. The Fund has no present intention to engage in securities lending.

Asset Segregation

In order to secure its obligations in connection with special transactions, the Fund will either enter into offsetting transactions or set aside readily marketable securities. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on special transactions.

Inter-Fund Borrowing and Lending Arrangements

The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (“Federated funds”) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund. Federated Investors, Inc. (“Federated”) administers the program according to procedures approved by the Fund’s Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

For example, inter-fund lending is permitted only: (a) to meet shareholder redemption requests; (b) to meet commitments arising from “failed” trades; and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less. The Fund’s participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (“Repo Rate”) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (“Bank Loan Rate”), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

Investment Ratings

The securities in which the Fund invests will be rated in the highest short-term rating category (without regard for gradations or subcategories) by one or more NRSROs or be deemed by the Adviser to be of comparable quality to securities having such ratings.

The highest rating category of a nationally recognized statistical rating organization (NRSRO) is determined without regard for sub-categories and gradations. For example, securities rated A-1+ or A-1 by Standard & Poor’s (“S&P”), Prime-1 by Moody’s Investors Service (“Moody’s”), F-1+ or F-1 by Fitch Ratings (“Fitch”) or R-1 (high), R-1 (middle) or R-1 (low) by Dominion Bond Rating Service (DBRS) are all considered rated in the highest short-term rating category. The Fund will follow applicable regulations in determining whether a security rated by more than one rating service can be treated as being in the highest short-term rating category. See “Regulatory Compliance.”

Additional Investment Strategies

In addition to the Fund’s principal investment strategies described in the Fund’s Prospectus, the Fund will not invest in securities the income from which would not be considered Qualified Interest Income for purposes of tax withholding under Sec. 871 of Title 26 of the Internal Revenue Code, and the rules promulgated thereunder. For more information, please see the section entitled “Qualified Interest Income” under the section entitled “Tax Information,” included in this Statement of Additional Information.

Investment Risks

There are many risk factors which may affect an investment in the Fund. The Fund’s principal risks are described in its Prospectus. The following information is either additional information in respect of a principal risk factor referenced in the Prospectus or information in respect of a non-principal risk factor applicable to the Fund (in which case there is no related disclosure in the Prospectus).

leverage Risk

Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Call Risk

Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a “call”) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks or other less favorable characteristics.

Risk Associated with the Investment Activities of Other Accounts

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund’s ability to obtain or dispose of portfolio securities. Related considerations are discussed elsewhere in this SAI under “Brokerage Transactions and Investment Allocation.”

Risk Associated with Temporary Liquidity Guarantee Program

The Fund may invest in securities guaranteed by the Federal Deposit Insurance Corporation (FDIC), an instrumentality of the United States, under its Temporary Liquidity Guarantee Program (“Program”). Under the Program, if the issuer of the security does not make timely payment of principal or interest in accordance with the terms of such security, the FDIC will make scheduled payments of unpaid principal and interest, provided that the Fund has made a written demand with a conforming proof of claim (collectively, “Demand”) following an issuer’s nonpayment of principal or interest. However, there is no designated period within which the FDIC is required to make guarantee payments after receipt and verification of the Demand. Accordingly, the guarantee payments on a portfolio security held by the Fund could be delayed from the date that payment was due under the terms of such security.

Investment Objective and Investment Limitations

The Fund’s investment objective is to provide current income consistent with stability of principal. The investment objective may not be changed by the Board without shareholder approval.

INVESTMENT LIMITATIONS

Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Issuing Senior Securities and Borrowing Money

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (“1940 Act”).

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.

Underwriting

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Lending Cash or Securities

The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Concentration of Investments

The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of its total assets in the financial services industry.

The above limitations cannot be changed unless authorized by the Board and by the “vote of a majority of its outstanding voting securities,” as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Pledging Assets

The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Purchases on Margin

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities.

Illiquid Securities

The Fund will not acquire securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund if, immediately after the acquisition, the Fund would have invested more than 5% of its total assets in such securities.

Additional Information

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

For purposes of the diversification limitation, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

For purposes of the concentration limitation, the Adviser: (a) deems the financial services industry to include the group of industries in the financial services sector, and the financial services sector to include banks, broker-dealers and financial companies; (b) divides utility companies according to their services (for example, gas, gas transmission, electric and telephone); (c) classifies financial companies according to the end users of their services (for example, automobile finance, bank finance and diversified finance); (d) classifies asset-backed securities according to the underlying assets securing such securities; and (e) deems investment in certain industrial development bonds funded by activities in a single industry to constitute investment in an industry. The Adviser may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party provider used by the Adviser does not assign a classification. The Fund will consider concentration to be the investment of more than 25% of the value of its total assets in any one industry.

REGULATORY COMPLIANCE

The Fund may follow non-fundamental operational policies that are more restrictive than its fundamental investment limitations, as set forth in the Prospectus and this SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, the Fund will comply with the various requirements of Rule 2a-7 (the “Rule”), which regulates money market mutual funds. The Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

What Do Shares Cost?

Determining Market Value Of Securities

The Board has decided that the best method for determining the value of portfolio instruments is amortized cost. Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with generally accepted accounting principles in the United States (GAAP). The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of their investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a “discount”), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a “premium”), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Fund uses this adjusted cost to value the investment.

Accordingly, neither the amount of daily income nor the net asset value (NAV) is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on Shares of the Fund, computed by dividing the annualized daily income on the Fund’s portfolio by the NAV, computed as above, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the opposite may be true.

The Fund’s use of the amortized cost method of valuing portfolio instruments depends on its compliance with certain conditions in the Rule. Under the Rule, the Board must establish procedures reasonably designed to stabilize the NAV per Share, as computed for purposes of distribution and redemption, at $1.00 per Share, taking into account current market conditions and the Fund’s investment objective. The procedures include monitoring the relationship between the amortized cost value per Share and the NAV per Share based upon available indications of market value. The Board will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Board will take any steps it considers appropriate (such as redemption in-kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.

How is the Fund Sold?

Under the Distributor’s Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

Additional Payments To Financial Intermediaries

The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries. In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser). While Financial Industry Regulatory Authority (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources. In addition to the payments which are generally described herein and in the Prospectus, the financial intermediary also may receive Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services provided.

The following examples illustrate the types of instances in which the Distributor may make additional payments to financial intermediaries.

Supplemental Payments

The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds. These payments may be based on such factors as: the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

Processing Support Payments

The Distributor may make payments to financial intermediaries that sell Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that the Distributor may make under this category include: payment of ticket charges on a per-transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary’s mutual fund trading system.

Retirement Plan Program Servicing Payments

The Distributor may make payments to certain financial intermediaries who sell Federated fund shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting or transaction processing, retirement plan program services may include: services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation; or other similar services.

Other Benefits to Financial Intermediaries

From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares. Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as FINRA.

Purchases In-Kind

You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets in determining the market value of the portfolio for purposes of its comparison with amortized cost valuation. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.

Subaccounting Services

Certain financial intermediaries may wish to use the transfer agent’s subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services and any restrictions and limitations imposed.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Account and Share Information

Voting Rights

Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust’s outstanding Shares of all series entitled to vote.

As of June 5, 2012, the following shareholders owned of record, beneficially or both, 5% or more of outstanding Institutional Shares: BNP Baribas, Luxembourg, owned approximately 5,317,326 Shares (12.33%); and Hare & Co., East Syracuse, NY, owned approximately 6,123,096 Shares (14.20%).

As of June 5, 2012, the following shareholders owned of record, beneficially or both, 5% or more of outstanding Service Shares: Hare & Co., East Syracuse, NY, owned approximately 728,728,214 Shares (21.86%); and SOBANCO, Tyler, TX, owned approximately 179,647,577 Shares (5.38%);.

As of June 5, 2012, the following shareholders owned of record, beneficially or both, 5% or more of outstanding Trust Shares: National Financial Services, Jersey City, NJ, owned approximately 2,190,608,972 Shares (84.56%); and UMB Bank NA, Kansas City, MO, owned approximately 252,773,054 Shares (9.75%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

National Financial Services LLC is organized in the Commonwealth of Massachusetts and is a subsidiary of Fidelity Brokerage Services LLC, organized in the Commonwealth of Massachusetts. Fidelity Brokerage Services LLC is a subsidiary of FRM Corp., organized in the Commonwealth of Massachusetts.

Tax Information

Federal Income Tax

The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (“Code”) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund is entitled to a loss carryforward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust’s other portfolios will be separate from those realized by the Fund.

Tax Basis Information

Under the Energy Improvement and Extension Act of 2008, the Fund’s Transfer Agent will be required to provide you with the cost basis information on the sale of any of your Shares in the Fund, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in the Fund on or after January 1, 2012.

FOREIGN INVESTMENTS

If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

QUALIFIED INTEREST INCOME

The American Jobs Creation Act of 2004 established an exemption to tax withholding for non-resident alien shareholders. In order to qualify for this exemption from withholding, a non-resident alien shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing the appropriate tax form to the Fund’s withholding agent). Please consult your tax adviser regarding the certification requirement and your potential tax liability.

Who Manages and Provides Services to the Fund?

Board of Trustees

The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2011, the Trust comprised 36 portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 134 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

As of June 5, 2012, the Fund’s Board and Officers as a group owned less than 1% of the Fund’s outstanding Shares.

qualifications of Independent Trustees

Individual Trustee qualifications are noted in the “Independent Trustees Background and Compensation” chart. In addition, the following characteristics are among those that were considered for each existing Trustee and will be considered for any Nominee Trustee.

  Outstanding skills in disciplines deemed by the Independent Trustees to be particularly relevant to the role of Independent Trustee and to the Federated funds, including legal, accounting, business management, the financial industry generally and the investment industry particularly.
  Desire and availability to serve for a substantial period of time, taking into account the Board’s current mandatory retirement age of 73 years.
  No conflicts which would interfere with qualifying as independent.
  Appropriate interpersonal skills to work effectively with other Independent Trustees.
  Understanding and appreciation of the important role occupied by Independent Trustees in the regulatory structure governing regulated investment companies.
  Diversity of background.

Interested Trustees Background and Compensation

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: October 1988	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee. Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.	$0	$0
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: April 1989	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport
	Research, Ltd.	$0	$0

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

Independent Trustees Background, Qualifications and Compensation

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Trustee Began serving: October 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Director, Chairman of the Audit Committee, and member of the Compensation Committee, Michael Baker Corporation (architecture, engineering and construction services). Previous Position: Partner, Andersen Worldwide SC. Qualifications: Public accounting and director experience.	$32,668.81	$247,500
John F. Cunningham Birth Date: March 5, 1943 Trustee Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

	Qualifications: Business management and director experience.	$29,698.88	$225,000

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director, Ireland Institute of Pittsburgh; Chair and Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

	Qualifications: Legal and director experience.	$29,698.88	$223,567.97
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: August 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex. Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange. Qualifications: Business management, mutual fund services and director experience.	$40,918.46	$310,000
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

	Qualifications: Banking, business management, education and director experience.	$33,411.41	$253,125
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children’s Museum of Naples, Florida.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

	Qualifications: Business management, mutual fund, director and investment experience.	$32,668.81	$247,500

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: January 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Previous Position: Vice President, Walsh & Kelly, Inc. Qualifications: Business management and director experience.	$32,668.81	$247,500

OFFICERS**

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: October 1988	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: October 1988	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Deborah A. Cunningham Birth Date: September 15, 1959 CHEIF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Deborah A. Cunningham has been the Fund’s Portfolio Manager since July 1991. Ms. Cunningham was named Chief Investment Officer of money market products in 2004. She joined Federated in 1981 and has been a Senior Portfolio Manager since 1997 and an Executive Vice President of the Fund’s Adviser since 2009. Ms. Cunningham has received the Chartered Financial Analyst designation and holds an M.S.B.A. in Finance from Robert Morris College.
Paige M. Wilhelm Birth Date: May 28, 1962 Vice President Began serving: August 2006	Principal Occupations: Paige M. Wilhelm has been the Fund’s Portfolio Manager since July 2003. She is Vice President of the Trust. Ms. Wilhelm joined Federated in 1985 and has been a Senior Vice President of the Fund’s Adviser since January 2006 and a Senior Portfolio Manager since January 2004. She is responsible for portfolio management and research in the fixed-income area concentrating on taxable money market instruments. Previous associations include Senior Credit Analyst, Federated Investors; Performance Analysis Supervisor; Performance Analyst, Federated Investment Counseling. Ms. Wilhelm is a member of the CFA Society of Pittsburgh and received her B.S. from Indiana University and her M.B.A. from Duquesne University.

**	Officers do not receive any compensation from the Fund.

In addition, the Fund has appointed an Anti-Money-Laundering Compliance Officer.

BOARD LEADERSHIP STRUCTURE

As required under the terms of certain regulatory settlements, the Chairman of the Board is not an interested person of the Fund and neither the Chairman, nor any firm with which the Chairman is affiliated, has a prior relationship with Federated or its affiliates or (other than his position as a Trustee) with the Fund.

Committees of the Board

Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	John F. Donahue Peter E. Madden John S. Walsh	In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust. However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.	Two
Audit	Nicholas P. Constantakis Charles F. Mansfield, Jr. Thomas M. O’Neill John S. Walsh	The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund’s internal control over financial reporting and the quality, integrity and independent audit of the Fund’s financial statements. The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund’s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund’s internal audit function.	Seven
Nominating	Nicholas P. Constantakis John F. Cunningham Maureen Lally-Green Peter E. Madden Charles F. Mansfield, Jr. Thomas M. O’Neill John S. Walsh	The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund’s Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Fund’s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s address appearing on the back cover of this SAI. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. Those factors will ordinarily include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.	Three

BOARD’S ROLE IN RISK OVERSIGHT

The Board’s role in overseeing the Fund’s general risks includes receiving performance reports for the Fund and risk management reports from Federated’s Chief Risk Officer at each regular Board meeting. The Chief Risk Officer is responsible for enterprise risk management at Federated, which includes risk management committees for investment management and for investor services. The Board also receives regular reports from the Fund’s Chief Compliance Officer regarding significant compliance risks.

On behalf of the Board, the Audit Committee plays a key role overseeing the Fund’s financial reporting and valuation risks. The Audit Committee meets regularly with the Fund’s Principal Financial Officer and outside auditors, as well as with Federated’s Chief Audit Executive to discuss financial reporting and audit issues, including risks relating to financial controls.

Board Ownership Of Shares In The Fund And In The Federated Family Of Investment Companies As Of December 31, 2011

Interested Board Member Name	Dollar Range of Shares Owned in Federated Prime Obligations Fund	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
John F. Donahue	None	Over $100,000
J. Christopher Donahue	None	Over $100,000
Independent Board Member Name
Nicholas P. Constantakis	$1.00 - $10,000.00	Over $100,000
John F. Cunningham	None	Over $100,000
Maureen Lally-Green	None	Over $100,000
Peter E. Madden	None	Over $100,000
Charles F. Mansfield, Jr.	None	Over $100,000
Thomas M. O’Neill	None	Over $100,000
John S. Walsh	None	Over $100,000

Investment Adviser

The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its contract with the Trust.

Services Agreement

Federated Advisory Services Company, an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.

Other Related Services

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

Code Of Ethics Restrictions On Personal Trading

As required by SEC rules, the Fund, its Adviser and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

Voting Proxies On Fund Portfolio Securities

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio. The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted. The Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board. The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (“Proxy Committee”), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Glass Lewis & Co. (GL) to obtain, vote and record proxies in accordance with the Proxy Committee’s directions. The Proxy Committee has supplied GL with general voting instructions that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these voting instructions at any time or to vote contrary to the voting instructions at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy. GL may vote any proxy as directed in the voting instructions without further direction from the Proxy Committee and may make any determinations required to implement the voting instructions. However, if the voting instructions require case-by-case direction for a proposal, GL shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to GL.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent or the subject of a proxy vote and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the voting instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the voting instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did. Alternatively, the Proxy Committee may seek direction from the Fund’s Board on how a proposal concerning an Interested Company shall be voted, and shall follow any such direction provided by the Board. In seeking such direction, the Proxy Committee will disclose the reason such company is considered an Interested Company and may provide a recommendation on how such proposal should be voted and the basis for such recommendation.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report

A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through Federated’s website. Go to FederatedInvestors.com; from the home page, select “All” under “Asset Classes”; select the Fund name and share class, if applicable, to go to the Fund Overview page; on the Fund Overview page, select the “Documents” tab; at the bottom of that page, select “Proxy Voting Record Report (Form N-PX).” Form N-PX filings are also available at the SEC’s website at www.sec.gov.

Portfolio Holdings Information

Information concerning the Fund’s portfolio holdings as of the end of each month, as well as the Fund’s DWAM and WAL, is available in the “Products” section of Federated’s website at FederatedInvestors.com. Such information is posted on the website five business days after the end of the month and remains posted on the website for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s top 10 holdings, and percentage breakdowns of the portfolio by credit quality tier, type of security and effective maturity range.

To access this information from the “Products” section of the website’s home page, select “All” under “Asset Classes.” Select the Fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Portfolio Characteristics” tab for summary portfolio information or the “Documents” tab to access “Holdings.”

You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Documents” tab. The Fund’s Annual Shareholder Report and Semi-Annual Shareholder Report contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. The Fund’s Form N-Q filings contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

On any business day, you may submit a request to receive an uncertified and unaudited list of the Fund’s portfolio holdings as of the prior business day by calling Federated at 1-800-245-4270. The Fund will treat any such request as a standing request, and will transmit such list to you on each business day, on an ongoing basis, until you call Federated at 1-800-245-4270 to terminate such request. Given the general availability of such list, for purposes of its policies and procedures, the Fund considers the information contained therein to be publicly available. The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information if it believes that providing such information may adversely affect the Fund or its shareholders. The identities of those persons or entities who have received such list during a calendar quarter will be included in the Fund’s Statement of Additional Information following the close of every calendar quarter.

The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companiesand to commodities exchange clearing corporations in connection with qualifying the Fund’s Shares for use as margin collateral. Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

Brokerage Transactions And Investment Allocation

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer. Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them. Some fixed-income securities may have only one primary market maker. The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a security. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investment decisions, and trading, for certain separately managed or wrap-fee accounts, and other accounts, of the Adviser and/or certain investment adviser affiliates of the Adviser are generally made, and conducted, independently from the Fund. It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.

On July 31, 2011, the Fund owned securities of the following regular broker/dealers:

Broker Dealer	Value of Securities Owned
Bank of America Barclays BNP Paribas Citigroup Societe Generale ING Merrill Lynch Credit Suisse	$391,919,422 $1,901,150,000 $2,135,950,000 $1,262,684,147 $2,397,098,889 $2,196,414,469 $339,000,000 $2,147,629,409

Administrator

Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rates, based on the average aggregate daily net assets of the Fund and most of the other Federated funds:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150 of 1%	on the first $5 billion
0.125 of 1%	on the next $5 billion
0.100 of 1%	on the next $10 billion
0.075 of 1%	on assets over $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

FAS also provides certain accounting and recordkeeping services with respect to the Fund’s portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

Custodian

State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank and Trust Company.

Transfer Agent And Dividend Disbursing Agent

State Street Bank and Trust Company, the Fund’s registered transfer agent, maintains all necessary shareholder records.

Independent Registered Public Accounting Firm

The independent registered public accounting firm for the Fund, KPMG LLP (KPMG), conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUND FOR SERVICES

For the Year Ended July 31	2011	2010	2009
Advisory Fee Earned	$100,290,144	$88,123,897	$70,185,411
Advisory Fee Reduction	$38,838,050	$34,247,561	$28,774,368
Administrative Fee	$38,160,400	$33,531,143	$26,705,550

How Does the Fund Measure Performance?

The Fund may advertise Share performance by using the SEC’s standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund’s or any class of Shares’ expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

Total Return

Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

When Shares of a Fund are in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

Yield And Effective Yield

The yield of Shares is based upon the seven days ending on the day of the calculation, called the “base period.” This yield is calculated by: determining the net change in the value of a hypothetical account with a balance of one Share at the beginning of the base period, with the net change excluding capital changes but including the value of any additional Shares purchased with dividends earned from the original one Share and all dividends declared on the original and any purchased Shares; dividing the net change in the account’s value by the value of the account at the beginning of the base period to determine the base period return; and multiplying the base period return by 365/7. The effective yield is calculated by compounding the unannualized base period return by: adding one to the base period return; raising the sum to the 365/7th power; and subtracting one from the result.

To the extent financial intermediaries charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

Financial Information

The Financial Statements for the Fund for the fiscal year ended July 31, 2011, are incorporated herein by reference to the Annual Report to Shareholders of Federated Prime Obligations Fund dated July 31, 2011.

Investment Ratings

Standard & Poor’s (S&P) Short-Term Municipal Obligation RATINGS

An S&P note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1 — Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

S&P Variable Rate Demand Notes (VRDNs) And Tender Option Bonds (TOBs) Ratings

S&P assigns “dual” ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are usually used to denote the put (demand) options (i.e., AAA/A-1+). Normally demand notes receive note-rating symbols combined with commercial paper symbols (i.e., SP-1+/A-1+).

S&P Commercial Paper (CP) Ratings

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 — A Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

S&P Long-Term Debt Ratings

AAA — An obligation rated “AAA” has the highest assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

Moody’s Investors Service (“MOODY’S”) Short-Term Municipal Obligations Ratings

Moody’s short-term ratings are designated Moody’s Investment Grade (MIG or VMIG). (See below.) The purpose of the MIG or VMIG ratings is to provide investors with a simple system by which the relative investment qualities of short-term obligations may be evaluated.

MIG1 — This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2 — This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Moody’s Variable Rate Demand Notes (VRDNs) And Tender Option Bonds (TOBs) Ratings

Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

Moody’s Commercial Paper (CP) Ratings

Prime-1 — Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 — Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Moody’s Long-Term Debt Ratings

Aaa — Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A — Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

NR — Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated A-1 or P-1.

NR(1) — The underlying issuer/obligor/guarantor has other outstanding debt rated AAA by S&P or Aaa by Moody’s.

NR(2) — The underlying issuer/obligor/guarantor has other outstanding debt rated AA by S&P or Aa by Moody’s.

NR(3) — The underlying issuer/obligor/guarantor has other outstanding debt rated A by S&P or Moody’s.

Fitch Ratings Short-Term Debt Rating Definitions

F-1 — Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F-2 — Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F-3 — Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher-rated categories.

Fitch Ratings Long-Term Debt Rating Definitions

AAA — Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB — Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Fitch Ratings Commercial Paper Rating Definitions

F-1 — Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F-2 — Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

DBRS Short-Term Debt And Commercial Paper Rating Definitions

As is the case with all DBRS rating scales, commercial paper ratings are meant to give an indication of the risk that the borrower will not fulfill its obligations in a timely manner.

R-1 (high) — Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high),” few entities are strong enough to achieve this rating.

R-1 (middle) — Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above-average strength in key areas of consideration for debt protection.

R-1 (low) — Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high), R-2 (middle), R-2 (low) — Short-term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit.” Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

DBRS Long-Term Debt Rating Definitions

As is the case with all DBRS rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments.

“AAA” — Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

“AA” — Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

“A” — Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated companies.

“High” or “low” — grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.

A.M. Best Long-Term Debt Ratings

An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due. These ratings are assigned to debt and preferred stock issues.

aaa — Exceptional. Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa — Very Strong. Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

a — Strong. Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

bbb — Adequate. Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-” (minus) to indicate whether credit quality is near the top or bottom of a category. A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an (“i”) denote indicative ratings. Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

A.M. Best Short-Term Debt Ratings

An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

AMB-1+ — Strongest. Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1 — Outstanding. Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 — Satisfactory. Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 — Adequate. Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

A.M. Best Rating Outlook

A.M. Best Credit Ratings (aaa to c) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months. Public Data Ratings are not assigned an Outlook. Ratings Outlooks are as follows:

Positive — Indicates a company’s financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

Negative — Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

Stable — Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

Addresses

Federated Prime Obligations Fund

Capital Shares

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Distributor

Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser

Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Custodian, Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Independent Registered Public Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, MA 02111

Appendix

The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Fund Complex; however, certain persons below might not receive such information concerning the Fund:

CUSTODIAN(S)

State Street Bank and Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

LEGAL COUNSEL

Dickstein Shapiro LLP
K&L Gates
Reed Smith LLP

SERVICE PROVIDERS

Abel Noser Corp.
Advent Software
Aegon Institutional Markets
Ashland Partners & Company LLP
Bank of America
Bank of New York Mellon
Barclay’s Capital Inc.
BBH (Brown Brothers Harriman) Infomediary
Bloomberg L.P.
ByAllAccounts
Charles River
Citibank, NA
ClearPar
Computershare, Inc.
DerivServ
Eagle Investment Company
Edward Jones
FactSet
Failstation
Fidelity
GE Life and Annuity Assurance Company
General Electric Capital Assurance Company
Glass Lewis & Co.
Global Trading Support Services
Icelink
Investors Tool
JP Morgan Chase & Co.
Market Axcess
New York Life Insurance Company
OMGEO LLC
Options Clearing Corp. (OCC)
Perform
R.R. Donnelley
RiskMetrics
Smartstream
StatPro Group Plc
SunGard

The Travelers Insurance Company
Tradeweb
Vintage Filings
Wolters Kluwer
Wilshire Associates, Inc.
XSP (Xcitek Solutions Plus)

SECURITY PRICING SERVICES

Debtdomain
Interactive Pricing and Reference Data (Interactive Data Corporation)
Investment Technology Group
Markit Group Ltd.
Pricing Direct

RATINGS AGENCIES

Fitch, Inc.
Moody’s Investors Service
Standard & Poor’s
Standard & Poor’s Fund Services
Standard & Poor’s Rating Services

PERFORMANCE REPORTING/PUBLICATIONS

Emerging Market Funds Research, Inc.
Fidelity Strategic Advisers
iMoneyNet, Inc.
Lipper
MSCI Barra
Morningstar Associates
NASDAQ
Vickers Stock Research

OTHER

Chicago Mercantile Exchange
Investment Company Institute
Whitney Capital Group LLC

Item 28. Exhibits

(a)
1	Conformed copy of Amended and Restated Declaration of Trust of Registrant Restatement and Amendment Nos. 1-18	(35)
2	Amendment No. 19	(42)
3	Amendment No. 20	(43)
4	Amendment No. 21	(50)
5	Amendment No. 22	(55)
6	Amendment No. 23	(57)
7	Amendment No. 24	(58)
8	Amendment Nos. 25 and 26	(59)
9	Amendment Nos. 27 and 28	(62)
10	Amendment Nos. 29, 31, 32 and 33 (Amendment No. 30 was skipped and not used)	(76)
11	Amendment No. 34	(78)
12	Amendment No. 35	(79)
13	Amendment No. 36	(81)
14	Amendment No. 37	(83)
15	Amendment No. 38	(+)

(b)
1	Copy of Amended and Restated By-Laws and Amendment Nos. 1-4	(35)
2	Amendment No. 5	(42)
3	Amendment No. 6	(46)
4	Amendment No. 7	(52)
5	Amendment No. 8	(59)
6	Amendment No. 9	(60)
7	Amendment No. 10	(65)

(c)	Copy of Specimen Certificate for Shares of Beneficial Interest of the Registrant. (See Appendix) As of September 1, 1997, Federated Securities Corp. stopped issuing share certificates.

(d)
1	Conformed Copy of Investment Advisory Contract between Federated Management and MMOT including Exhibits A-PP	(35)
2	Conformed copy of Amendment to the Investment Advisory Contract	(38)
3	Exhibit QQ	(44)
4	Exhibits RR-TT	(56)
5	Amendment #1 to Exhibit H	(58)
6	Amendment #1 to Exhibits T, U, V, AA, BB, CC, EE, GG, HH, JJ	(62)
7	Amendment #1 to Exhibit OO	(65)
8	Conformed copy of Investment Advisory Contract dtd. 7/31/2008 between Passport Research LTD and MMOT, including Exhibit A (TFIT)	(71)
9	Conformed copy of Investment Advisory Contract dtd. 3/1/1995 between FAS and MMOT	(82)

(e)
1	Conformed Copy of Distributor’s Contract and Exhibits A-R	(35)
2	Exhibit S-W	(54)
3	Conformed copy of Amendment to the Distributor’s Contract	(38)
4	Conformed copy of Distributor’s Contract (Liberty U.S. Government Money Market Trust – Class B Shares)	(23)
5	The Registrant hereby incorporates the conformed copy of the specimen Mutual Funds Sales and Service Agreement; Mutual Funds Service Agreement; and Plan Trustee/ Mutual Funds Service Agreement from Item 24(b)(6) of the Cash Trust Series II Registration Statement on Form N-1A filed with the Commission on July 24, 1995. (File Nos. 33-38550 and 811-6269).
6	Conformed copy of Amendment to the Distributor’s Contract	(46)
7	Exhibits X-Y	(57)
8	Exhibit U	(58)
9	Exhibit Z	(62)
10	Exhibit AA and Exhibit K	(63)
11	Conformed copy of Schedule A to the Distributor’s Contract for Class B Shares	(78)

(f)	Not applicable

(g)
1	Conformed copy of Custodian Agreement	(8)
2	Conformed copy of Custodian Fee Schedule	(17)
3	Conformed copy of the Custody Agreement (Federated Capital Reserves Fund, Federated Government Reserves Fund and Federated Municipal Trust)and Conformed Copy of Custodian Contract between the Registrant and State Street Bank and Trust Company and Federated Services Company	(62)
4	Conformed copy of the Custody Agreement and Fund Accounting Agreement between Federated Capital Reserves Fund, Federated Government Reserves Fund, Federated Municipal Trust and the Bank of New York	(63)
5	Conformed copy of the Amendments to the Custodian Contract and Fund Accounting Agreement between The Bank of New York and Federated Capital Reserves Fund, Federated Government Reserves Fund, Federated Municipal Trust, Government Obligations Tax-Managed Fund, U.S. Treasury Cash Reserves and Automated Government Cash Reserves	(65)
6	Conformed copy of Second Amendment to the Custody Agreement between the Funds listed and The Bank of New York;	(69)
7	Conformed copy of the Fourth Amendment to the Custody Agreement of the Registrant dated October 23, 2009	(75)
8	Conformed copy of the Custodian Contract between Federated Investment Companies and State Street Bank and Trust Company and Federated Services Company dated December 1, 1993	(76)
9	Conformed copy of Exhibit 1 to the Custodian Contract between Federated Investment Companies and State Street Bank and Trust Company and Federated Services Company dated December 1, 1993 and revised as of 6/30/10	(78)
10	Conformed Copy of Custody Agreement dtd. June 7, 2005, between funds listed on Schedule 1 and The Bank of New York.	(82)

(h)
1	Conformed copy of Principal Shareholder Services Agreement (Liberty U.S. Government Money Market Trust – Class B Shares)	(23)
2	Conformed copy of Shareholder Services Agreement (Liberty U.S Government Money Market Trust – Class B Shares)	(23)
3	The responses described in Item 23(e)(iv) are hereby incorporated reference.
4	The Registrant hereby incorporates the conformed copy of the Second Amended and Restated Services Agreement, with attached Schedule 1 Revised 6/30/04, from Item 23(h)(vii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 29, 2004. (File Nos. 33-29838 and 811-5843).
5	The Registrant hereby incorporates the conformed copy of the Financial Administration and Accounting Services Agreement, with attached Exhibit A revised 3/1/06, from Item (h)(viii) of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 26, 2006. (File Nos. 33-60411 and 811-07309)
6	The Registrant hereby incorporates by reference the conformed copy of the Agreement for Administrative Services, with Exhibit 1 and Amendments 1 and 2 attached, between Federated Administrative Services and the Registrant from Item 23(h)(iv) of the Federated Total Return Series, Inc. Registration Statement on Form N-1A, filed with the Commission on November 29, 2004. (File Nos. 33-50773 and 811-7155).
7	The Registrant hereby incorporates the conformed copy of the Transfer Agency and Service Agreement between the Federated Funds listed on Schedule A revised 3/1/06 and State Street Bank and Trust Company from Item 23(h)(ix)of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 26, 2006. (File Nos. 33-60411 and 811-07309).
8	The Registrant hereby incorporates by reference the conformed copy of Amendment No. 3 to the Agreement for Administrative Services between Federated Administrative Services Company and the Registrant dated June 1, 2005 form Item 23 (h)(ii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 27, 2005. (File Nos. 33-29838 and (811-5843);
9	The Registrant hereby incorporates the Copy of Schedule 1, revised 9/1/05, to the Second Amended and Restated Services Agreement, from Item h(ix) of the Federated Institutional Trust Registration Statement on Form N-1A, filed with the Commission on September 28, 2005. (File Nos. 33-54445 and 811-7193)
10	The Registrant hereby incorporates the Copy of Exhibit A, revised 9/1/05, to the Financial Administration and Accounting Services Agreement, from Item h(x) of the Federated Institutional Trust Registration Statement on Form N-1A, filed with the Commission on September 28, 2005. (File Nos. 33-54445 and 811-7193).
11	The Registrant hereby incorporates the Copy of Exhibit A, revised 6/1/05, to the Transfer Agency and Services Agreement between the Federated Funds and State Street Bank and Trust Company, from Item h(xi) of the Federated Institutional Trust Registration Statement on Form N-1A, filed with the Commission on September 28, 2005. (File Nos. 33-54445 and 811-7193).
12	Conformed copy of Agreement for Administrative Services between Registrant and Federated Administrative Services;	(62)
13	Conformed copy of Agreement for Administrative Services, with Exhibit 1 and Amendments 1 through 4 attached, between Registrant and Federated Administrative Services	(65)
14	Conformed copy of Financial Administration and Accounting Services Agreement between all listed Federated Funds and State Street Bank and Trust Company	(74)
15	Conformed copy of the Third Amendment to the Fund Accounting Agreement of the Registrant dated October 23, 2009	(75)
16	Conformed copy of the Transfer Agency and Service Agreement between State Street Bank and Trust Company and the Federated funds listed on Schedule A revised as of January 1, 2010.	(76)
17	Copy of Exhibit A to the Financial Administration and Accounting Services Agreement (revised as of 1/1/2010)	(76)
18	Conformed copy of the Second Amended & Restated Services Agreement dated 12/1/2001	(76)
19	Copy of Exhibit 1 to the Agreement for Administrative Services revised as of 4/30/2010	(76)
20	Conformed copy of Schedule A to the Shareholder Services Agreement for Class B Shares	(78)
21	Conformed copy of Schedule A to the Principal Shareholder Services Agreement for Class B Shares	(78)
22	Copy of Exhibit A to the Financial Administration and Accounting Services Agreement revised as of 9/1/2010	(78)
23	Conformed copy of Exhibit 1 to the Agreement for Administrative Services, between Registrant and Federated Administrative Services revised as of 9/1/2010	(78)
24	Conformed copy of Schedule 1 to the Second Amended and Restated Services Agreement revised as of 9/1/2010	(78)
25	Conformed copy of Exhibit 1 to the Agreement for Administrative Services, between Registrant and Federated Administrative Services revised as of 1/1/2011	(79)
26	Conformed copy of Financial Administration and Accounting Services Agreement dtd. March 1, 2011 between funds listed on Exhibit A and State Street Bank and Trust Company	(82)
27	Conformed copy of Fund Accounting Agreement dtd. March 1, 2011 between funds listed on Schedule I and The Bank of New York Mellon	(82)
28	Conformed copy of Agreement for Transfer Agency Services dtd. November 1, 1998 between TFIT and Edward Jones	(82)

(i)	Conformed copy of Opinion and Consent of Counsel as to legality of shares being registered	(12)

(j)	Conformed copy of Consent of Ernst & Young LLP for the following funds:
1	Automated Government Cash Reserves; Automated Treasury Cash Reserves; U.S. Treasury Cash Reserves;	(61)
2	California Municipal Cash Trust; Alabama Municipal Cash Trust; Arizona Municipal Cash Trust; Connecticut Municipal Cash Trust; Florida Municipal Cash Trust; Georgia Municipal Cash Trust; Maryland Municipal Cash Trust; Massachusetts Municipal Cash Trust; Michigan Municipal Cash Trust; Minnesota Municipal Cash Trust; New Jersey Municipal Cash Trust; New York Municipal Cash Trust; North Carolina Municipal Cash Trust; Ohio Municipal Cash Trust; Pennsylvania Municipal Cash Trust; Virginia Municipal Cash Trust; Federated Tax-Free Trust	(79)
3	Automated Government Money Trust, Trust for U.S. Treasury Obligations, Liberty U.S. Government Money Market Trust, Federated Short-Term U.S. Government Trust, Automated Cash Management Trust, Federated Master Trust, Liquid Cash Trust, Federated Capital Reserves Fund, Federated Government Reserves Fund; Federated Municipal Trust; Money Market Management	(73)
4	Conformed copy of Consent of Deloitte & Touche LLP for: Government Obligations Fund; Government Obligations Tax-Managed Fund; Municipal Obligations Fund; Prime Cash Obligations Fund; Prime Management Obligations Fund; Prime Obligations Fund; Prime Value Obligations Fund; Tax-Free Obligations Fund; Treasury Obligations Fund	(63)
5	Conformed copy of Consent of KPMG LLP for: Federated Government Obligations Fund, Federated Government Obligations Tax-Managed Fund, Federated Municipal Obligations Fund, Federated Prime Cash Obligations Fund, Federated Prime Management Obligations Fund, Federated Prime Obligations Fund, Federated Prime Value Obligations Fund, Federated Tax-Free Obligations Fund, and Federated Treasury Obligations Fund	(78)
6	Conformed copy of Consent of Ernst & Young for Automated Government Cash Reserves and U.S. Treasury Cash Reserves;	(81)
7	Tax Free Money Market Fund	(84)
8	Alabama Municipal Cash Trust; Arizona Municipal Cash Trust; California Municipal Cash Trust; Connecticut Municipal Cash Trust; Florida Municipal Cash Trust; Georgia Municipal Cash Trust; Maryland Municipal Cash Trust; Massachusetts Municipal Cash Trust; Michigan Municipal Cash Trust; Minnesota Municipal Cash Trust; New Jersey Municipal Cash Trust; New York Municipal Cash Trust; North Carolina Municipal Cash Trust; Ohio Municipal Cash Trust; Pennsylvania Municipal Cash Trust; Virginia Municipal Cash Trust; Federated Tax-Free Trust	(75)
9	Conformed copy of Consent of Ernst & Young for Liberty U.S. Government Money Market Trust, Federated Automated Cash Management Trust, Federated Capital Reserves Fund, Federated Government Reserves Fund and Federated Municipal Trust	(78)
10	Conformed copy of Consent of Ernst & Young LLP for Federated Automated Government Money Trust, Federated Trust for U.S. Treasury Obligations, Federated Master Trust, and Federated Money Market Management	(78)
11	Conformed copy of Consent of Ernst & Young for Federated Liberty U.S. Government Money Market Trust, Federated Automated Cash Management Trust, Federated Automated Government Money Trust, Federated Capital Reserves Fund, Federated Government Reserves Fund, Federated Master Trust, Federated Municipal Trust, Federated Money Market Management and Federated Trust for U.S. Treasury Obligations	(82)
12	Conformed copy of Consent of KPMG LLP for: Federated Government Obligations Fund, Federated Government Obligations Tax-Managed Fund, Federated Municipal Obligations Fund, Federated Prime Cash Obligations Fund, Federated Prime Management Obligations Fund, Federated Prime Obligations Fund, Federated Prime Value Obligations Fund, Federated Tax-Free Obligations Fund, and Federated Treasury Obligations Fund	(82)
13	Conformed copy of Consent of Ernst & Young for California Municipal Cash Trust; Alabama Municipal Cash Trust; Connecticut Municipal Cash Trust; Florida Municipal Cash Trust; Georgia Municipal Cash Trust; Maryland Municipal Cash Trust; Massachusetts Municipal Cash Trust; Michigan Municipal Cash Trust; Minnesota Municipal Cash Trust; New Jersey Municipal Cash Trust; New York Municipal Cash Trust; North Carolina Municipal Cash Trust; Ohio Municipal Cash Trust; Pennsylvania Municipal Cash Trust; Virginia Municipal Cash Trust; Federated Tax-Free Trust	(83)

(k)	Not Applicable

(l)	Conformed copy of Initial Capital Understanding	(12)

(m)
1	Conformed copy of Distribution Plan and Exhibits A-I	(53)
2	Exhibits J-K	(55)
3	The responses described in Item 23(e)(iv) are hereby incorporated by reference.
4	Exhibit L	(57)
5	Exhibit K	(58)
6	Exhibit M	(62)
7	Conformed copy of Schedule A to the Distribution Plan for Class B Shares	(78)

(n)
1	The Registrant hereby incorporates the Copy of the Multiple Class Plan and attached Exhibits from Item (n) of the Federated Short-Term Municipal Trust Registration Statement on Form N-1A, filed with the Commission on August 28, 2006. (File Nos. 2-72277 and 811-3181).
2	Conformed copy of Multiple Class Plan of the Registrant, with attached exhibits for each class of Shares;	(62)
3	Conformed copy of Multiple Class Plan of the Registrant, with attached exhibits for Class A Shares, Class B Shares, and Class C Shares;	(63)
4	Conformed copy of Multiple Class Plan of the Registrant, with attached exhibits for Institutional Shares and Institutional Service Shares;	(70)
5	Conformed copy of Institutional Shares and Institutional Service Shares exhibits to the Multiple Class Plan;	(72)
6	Copy of Investment Shares and Institutional Service Shares Exhibit to the Multiple Class Plan revised 1/1/2010 and 1/29/2010, respectively	(76)
7	Conformed copy of Multiple Class Plan of the Registrant, with attached exhibits for Class A Shares, Class B Shares, Institutional Shares, and Institutional Service Shares;	(77)
8	Conformed copy of Exhibits for Class A Shares, Class B Shares, Class C Shares, Class F Shares, Class K Shares, Cash II Shares, Cash Series Shares, Eagle Shares, Institutional Capital Shares, Institutional Service Shares, Institutional Shares, Investment Shares, Premier Shares and Trust Shares to the Multiple Class Plan of the Registrant	(78)
9	Copies of Exhibits to the Multiple Class Plan for the following classes of shares: F Shares, R Shares, Cash II Shares, Cash Series Shares, Eagle Shares, Institutional Capital Shares, Institutional Service Shares, Institutional Shares, Investment Shares, Premier Shares and Trust Shares	(79)
10	Conformed copy of the Multiple Class Plan with attached Exhibits for: Class B Shares and Class F Shares (Revised 12/1/09) and Class C Shares (Revised 12/14/09)	(82)
11	Copy of Exhibit to the Multiple Class Plan for Class B Shares (Revised 12/11/2010)	(83)
12	Copy of Exhibit to the Multiple Class Plan for Capital Shares (Revised 6/1/2012)	(+)

(o)	Conformed copy of Power of Attorney of the Registrant
1	Conformed copy of Power of Attorney of the Registrant and Power of Attorney of Chief Investment Officer	(23)
2	Power of Attorney of Treasurer	(18)
4	Power of Attorney of Trustee	(26)
5	Power of Attorney of Treasurer	(59)
6	Power of Attorney of Trustee James F. Will	(60)
7	Power of Attorney of Trustee Thomas O’Neill	(62)
8	Power of Attorney of Trustee R. James Nicholson	(68)
9	Power of Attorney of Trustee Maureen Lally-Green	(73)

(p)
1	Copy of the Code of Ethics for Access Persons	(70)
2	Conformed Copy of the Federated Investors, Inc. Code of Ethics for Access Persons Effective 10/01/2008	(74)
3	Conformed Copy of the Federated Investors, Inc. Code of Ethics for Access Persons Effective 09/01/2010	(78)
4	Conformed Copy of the Federated Investors, Inc. Code of Ethics for Access Persons effective 12/6/2010	(80)

+	Exhibit is being filed electronically with registration statement; indicate by footnote

ALL RESPONSES ARE INCORPORATED BY REFERENCE TO A POST-EFFECTIVE AMENDMENT (PEA) OF THE REGISTRANT FILED ON FORM N-1A (FILE NOS. 33-31602 and 811-5950)
1	Initial Registration Statement filed October 20, 1989
8	PEA No. 8 filed June 1, 1994
12	PEA No. 16 filed September 29, 1995
17	PEA No. 24 filed September 28, 1998
18	PEA No. 25 filed February 12, 1999
21	PEA No. 33 filed August 27, 1999
23	PEA No. 36 filed October 29, 1999
24	PEA No. 37 filed November 17, 1999
26	PEA No. 39 filed February 25, 2000
30	PEA No. 46 filed September 28, 2000
31	PEA No. 47 filed December 14, 2000
32	PEA No. 48 filed December 26, 2000
35	PEA No. 51 filed May 29, 2001
36	PEA No. 52 filed June 25, 2001
37	PEA No. 53 filed September 14, 2001
38	PEA No. 54 filed September 28, 2001
39	PEA No. 56 filed May 28, 2002
40	PEA No. 57 filed on June 28, 2002
41	PEA No. 58 filed on September 30, 2002
42	PEA No. 59 filed on December 20, 2002
43	PEA No. 62 filed on May 30, 2003
44	PEA No. 63 filed on June 30, 2003
45	PEA No. 64 filed on September 30, 2003
46	PEA No. 65 filed on December 30, 2003
47	PEA No. 66 filed on February 26, 2004
48	PEA No. 67 filed on May 27, 2004
49	PEA No. 68 filed on June 29, 2004
50	PEA No. 69 filed on June 29, 2004
51	PEA No. 70 filed on September 29, 2004
52	PEA No. 73 filed on December 3, 2004
53	PEA No. 74 filed on December 30, 2004
54	PEA No. 77 filed on February 25, 2005
55	PEA No. 79 filed on May 2, 2005
56	PEA No. 80 filed on May 27, 2005
57	PEA No. 81 filed on June 28, 2005
58	PEA No. 82 filed on September 30, 2005
59	PEA No. 83 filed on February 27, 2006
60	PEA No. 84 filed on May 26, 2006
61	PEA No. 86 filed on September 29, 2006
62	PEA No. 87 filed on February 27, 2007
63	PEA No. 91 filed on September 28, 2007
64	PEA No. 92 filed on October 19, 2007
65	PEA No. 96 filed on December 17, 2007
66	PEA No. 96 filed on February 29, 2008
67	PEA No. 98 filed on May 23, 2008
68	PEA No. 99 filed on June 27, 2008
69	PEA No. 102 filed on September 29, 2008
70	PEA No. 103 filed on February 27, 2009
71	PEA No. 104 filed on May 29, 2009
72	PEA No. 105 filed on June 26, 2009
73	PEA No. 106 filed on September 28, 2009
74	PEA No. 107 filed on December 23, 2009
75	PEA No. 109 filed on February 26, 2010
76	PEA No. 110 filed on May 24, 2010
77	PEA No. 111 filed on June 25, 2010
78	PEA No. 112 filed on September 28, 2010
79	PEA No. 114 filed on February 28, 2011
80	PEA No. 116 filed on May 25, 2011
81	PEA No. 119 filed on June 28, 2011
82	PEA No. 120 filed on September 27, 2011
83	PEA No. 124 filed on February 27, 2012
84	PEA No. 126 filed on May 24, 2012

Item 29 Persons Controlled by or Under Common Control with the Fund:
None

Item 30 Indemnification
(1)
Item 31 (a) Business and Other Connections of Investment Adviser:

For a description of the other business of the Investment Adviser, Passport Research Ltd., a limited partnership, see the section entitled “Who Manages the Fund?” in Part A. The affiliations with the Registrant of the general partner and limited partner of the Adviser are as follows: the general partner, Federated Investment Management Co., is a subsidiary of Federated Investors, Inc. and holds a 50.5% interest in the Adviser; the limited partner, Edward D. Jones & Co., L.P., holds a 49.5% interest in the Adviser. Edward Jones is a large broker-dealer and financial services firm with approximately 9,200 offices spread across all 50 states in the United States, and has affiliates with approximately 590 locations in Canada and 230 locations in the United Kingdom. The business address of Edward Jones is 12555 Manchester Road, St. Louis, Missouri 63131-3729.

The affiliations with the Registrant and five of the Officers of the Investment Adviser are included in Part B of this Registration Statement under "Who Manages and Provides Services to the Fund?" The business address of each of the Officers of the Investment Adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of a majority of the Investment Advisers to the investment companies in the Federated Fund Complex described in Part B of this Registration Statement.

The remaining Officers of the Investment Adviser are:
Senior Vice Presidents:	Deborah A. Cunningham Susan R. Hill Jeff Kozemchack Mary Jo Ochson
Vice Presidents:	G. Andrew Bonnewell Jeffrey A. Petro Timothy G. Trebilcock
Assistant Vice Presidents:	Karl Mocharko
Secretary:	G. Andrew Bonnewell
Treasurer:	Thomas R. Donahue
Assistant Treasurer:	Denis McAuley, III
Chief Compliance Officer:	Brian P. Bouda

Item 31 (b) Business and Other Connections of Investment Adviser:
For a description of the other business of the Investment Adviser, Federated Investment Management Co., see the section entitled “Who Manages the Fund?” in Part A. The affiliations with the Registrant of one of the Trustees and seven of the Officers of the Investment Adviser are included in Part B of this Registration Statement under "Who Manages and Provides Services to the Fund?" The remaining Trustees of the Investment Adviser and, in parentheses, their principal occupations are: Thomas R. Donahue, (Chief Financial Officer, Federated Investors, Inc.), 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779, and Mark D. Olson (a principal of the firm, Mark D. Olson & Company, L.L.C. and Partner, Morris James LLP), 500 Delaware Avenue, Suite 1500, Wilmington, DE 19801-1494. The business address of each of the Officers of the Investment Adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of a majority of the Investment Advisers to the investment companies in the Federated Fund Complex described in Part B of this Registration Statement.
The remaining Officers of the Investment Adviser are:
Executive Vice Presidents:	Deborah A. Cunningham Robert J. Ostrowski
Senior Vice Presidents:

Todd Abraham

J. Scott Albrecht

Joseph M. Balestrino

Randall S. Bauer

Jonathan C. Conley

Mark E. Durbiano

Donald T. Ellenberger

Stacey H. Friday

Richard J. Gallo

Susan R. Hill

Gina M. Jacobs

Jeffrey A. Kozemchak

Joseph M. Machi

Mary Jo Ochson

Ihab Salib

Christopher Smith

Paige Wilhelm

Vice Presidents:

G. Andrew Bonnewell

Hanan Callas

Jerome Conner

James R. Crea, Jr.

Karol Crummie

Lee R. Cunningham, II

B. Anthony Delserone, Jr.

Jason C. Devito

Bryan Dingle

William Ehling

Ann Ferentino

Eamonn G. Folan

John T. Gentry

Kathryn P. Glass

James L. Grant

Patricia L. Heagy

William R. Jamison

Nathan H. Kehm

John C. Kerber

J. Andrew Kirschler

Tracey Lusk

Karen Manna

Marian R. Marinack

Megan A. McAndrew

Natalie F. Metz

Karl Mocharko

Joseph M. Natoli

Nicholas A. Navari

Gene Neavin

Bob Nolte

Mary Kay Pavuk

Jeffrey A. Petro

John Polinski

Gregg S. Purinton

Rae Ann Rice

Brian Ruffner

Roberto Sanchez-Dahl, Sr.

John Sidawi

Michael W. Sirianni, Jr.

Kyle Stewart

Mary Ellen Tesla

Cynthia M. Tomczak

Timothy G. Trebilcock

Nicholas S. Tripodes

Paolo H. Valle

Stephen J. Wagner

Mark Weiss

George B. Wright

Assistant Vice Presidents:	John Barrett Christopher S. Bodamer Leslie C. Ciferno Timothy Gannon Allen Knizer Ann Kruczek Christopher McGinley Ann Manley Keith Michaud Joseph Mycka Liam O’Connell Thomas Scherr Chris Wu
Secretary:	G. Andrew Bonnewell
Treasurer:	Thomas R. Donahue
Assistant Treasurer:	Denis McAuley, III
Chief Compliance Officer:	Brian P. Bouda

Item 32 Principal Underwriters:
(a)	Federated Securities Corp., the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies, including the Registrant:
Cash Trust Series, Inc.
Cash Trust Series II
Federated Adjustable Rate Securities Fund
Federated Core Trust
Federated Core Trust II, L.P.
Federated Core Trust III
Federated Enhanced Treasury Income Fund
Federated Equity Funds
Federated Equity Income Fund, Inc.
Federated Fixed Income Securities, Inc.
Federated GNMA Trust
Federated Government Income Securities, Inc.
Federated High Income Bond Fund, Inc.
Federated High Yield Trust
Federated Income Securities Trust
Federated Income Trust
Federated Index Trust
Federated Institutional Trust
Federated Insurance Series
Federated Intermediate Government Fund, Inc.
Federated International Series, Inc.
Federated Investment Series Funds, Inc.
Federated Managed Allocation Portfolios
Federated Managed Pool Series
Federated MDT Series
Federated Municipal Securities Fund, Inc.
Federated Municipal Securities Income Trust
Federated Premier Intermediate Municipal Income Fund
Federated Premier Municipal Income Fund
Federated Short-Intermediate Duration Municipal Trust
Federated Asset Allocation Fund
Federated MDT Stock Trust
Federated Total Return Government Bond Fund
Federated Total Return Series, Inc.
Federated U.S. Government Bond Fund
Federated U.S. Government Securities Fund: 1-3 Years
Federated U.S. Government Securities Fund: 2-5 Years
Federated World Investment Series, Inc.
Intermediate Municipal Trust
Edward Jones Money Market Fund
Money Market Obligations Trust
(b)

(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Chairman:	Richard B. Fisher	Vice President
Executive Vice President, Assistant Secretary and Director:	Thomas R. Donahue
President and Director:	Thomas E. Territ
Vice President and Director:	Peter J. Germain
Treasurer and Director:	Denis McAuley III

(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Executive Vice Presidents:	Solon A. Person, IV Paul Uhlman
Senior Vice Presidents:

Michael Bappert

Jack Bohnet

Bryan Burke

Charles L. Davis, Jr.

Laura M. Deger

Peter W. Eisenbrandt

Theodore Fadool, Jr.

Bruce E. Hastings

James M. Heaton

Harry J. Kennedy

Michael Koenig

Anne H. Kruczek

Michael Liss

Amy Michaliszyn

Richard C. Mihm

Becky Nelson

Keith Nixon

Brian S. Ronayne

Tom Schinabeck

John Staley

Colin B. Starks

Robert F. Tousignant

William C. Tustin

Michael Wolff

(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Vice Presidents:

Irving Anderson

Robert W. Bauman

Marc Benacci

Dan Berry

Bill Boarts

Edward R. Bozek

Jane E. Broeren-Lambesis

Edwin J. Brooks, III

Mark Carroll

Dan Casey

Scott Charlton

Steven R. Cohen

James Conely

Kevin J. Crenny

G. Michael Cullen

Beth C. Dell

Jack C. Ebenreiter

Donald C. Edwards

Timothy Franklin

Peter Germain

Jamie Getz

Scott Gundersen

Dayna C. Haferkamp

Raymond J. Hanley

Vincent L. Harper, Jr.

Scott A. Holick

Robert Hurbanek

Jeffrey S. Jones

Todd Jones

Scott D. Kavanagh

Patrick Kelly

Matthew Khan

Shawn E. Knutson

Ed Koontz

Jerry L. Landrum

David M. Larrick

Christopher A. Layton

John P. Liekar

Michael R. Manning

Michael Marcin

Paul Marino

Diane Marzula

Martin J. McCaffrey

Mary A. McCaffrey

Joseph McGinley

Vincent T. Morrow

John C. Mosko

Doris T. Muller

Alec H. Neilly

Ted Noethling

John A. O’Neill

James E. Ostrowski

Stephen Otto

Mark Patsy

Rich Paulson

Chris Prado

Sean Quirk

Josh Rasmussen

Richard A. Recker

Diane M. Robinson

Timothy A. Rosewicz

Matt Ryan

(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Vice Presidents:

Eduardo G. Sanchez

Robert E. Savarese, Jr.

Leland T. Scholey

Peter Siconolfi

Edward L. Smith

Peter Smith

Eric M. Smyth

Jack L. Streich

Mark Strubel

Jonathen Sullivan

Michael Vahl

David Wasik

G. Walter Whalen

Stephen White

Lewis Williams

Littell L. Wilson

Edward J. Wojnarowski

Daniel Wroble

Erik Zettlemayer

Paul Zuber

(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Assistant Vice Presidents:	Mary Ellen Coyne Dino Giovannone Chris Jackson William Rose
Secretary:	Kary A. Moore
Assistant Treasurer:	Lori A. Hensler Richard A. Novak
Chief Compliance Officer:	Brian P. Bouda

(c)	Not Applicable

Item 33 Location of Accounts and Records:
All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:
Registrant

Reed Smith LLP
Investment Management Group (IMG)
Reed Smith Centre
225 Fifth Avenue
Pittsburgh, PA 15222

(Notices should be sent to the Agent for Service at above address)

Federated Investors Funds
4000 Ericsson Drive

Warrendale, PA 15086-7561

State Street Bank and Trust Company (“Transfer Agent, Dividend Disbursing Agent” and “Custodian”)	P.O. Box 8600 Boston, MA 02266-8600
Bank of New York (“Custodian”)	One Wall Street New York, NY 10286
Federated Services Company ("Administrator")	Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779
Federated Investment Management Company ("Adviser")	Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779
Passport Research Ltd. ("Adviser for Federated Tax-Free Money Market Fund")	Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779

Item 34 Management Services: Not applicable.

Item 35 Undertakings:
Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Money Market Obligations Trust, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 25th day of June, 2012.

MONEY MARKET OBLIGATIONS TRUST
BY: /s/ Leslie K. Ross Leslie K. Ross, Assistant Secretary
Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME	TITLE	DATE
BY: /s/ Leslie K. Ross Leslie K. Ross, Assistant Secretary	Attorney In Fact For the Persons Listed Below	June 25, 2012
John F. Donahue*	Trustee
J. Christopher Donahue*	President and Trustee (Principal Executive Officer)
Richard A. Novak*	Treasurer (Principal Financial Officer)
Nicholas P. Constantakis*	Trustee
John F. Cunningham*	Trustee
Maureen Lally-Green*	Trustee
Peter E. Madden*	Trustee
Charles F. Mansfield, Jr.*	Trustee
Thomas O’Neill*	Trustee
John S. Walsh*	Trustee
*By Power of Attorney

Appendix

Copy of Specimen Certificate for Shares of Beneficial Interest of:

(i)	Alabama Municipal Cash Trust; (Response is incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on December 29, 1993. File Nos. 33-31259 and 811-5911).
(ii)	Arizona Municipal Cash Trust; (Response is incorporated by reference to Post-Effective Amendment No. 46 on Form N-1A filed on March 16, 1998. File Nos. 33-31259 and 811-5911).
(iii)	Automated Cash Management Trust - Institutional Service Shares and Cash II Shares; (Response is incorporated by reference to Post-Effective Amendment No. 8 on Form N-1A filed June 1, 1994. File Nos. 33-31602 and 811-5950).
(iv)	Automated Government Money Trust; (Response is incorporated by reference to Initial Registration Statement on Form N-1 filed on May 28, 1982. File Nos. 2-77822 and 811-3475).
(v)	California Municipal Cash Trust - Institutional Shares and Institutional Service Shares; (Response is incorporated by reference to Post-Effective Amendment No. 45 on Form N-1A filed on December 19, 1997. File Nos. 33-31259 and 811-5911).
(vi)	Connecticut Municipal Cash Trust; (Response is incorporated by reference to Pre-Effective Amendment No. 1 on Form N-1A filed on October 31, 1989. File Nos. 33-31259 and 811-5911).
(vii)	Federated Master Trust; (Response is incorporated by reference to Post-Effective Amendment No. 39 on Form N-1A filed January 23, 1996. File Nos. 2-60111 and 811-2784).
(viii)	Federated Short-Term U.S. Government Trust; (Response is incorporated by reference to Post-Effective Amendment No. 1 on Form N-1A filed October 22, 1987. File Nos. 33-12322 and 811-5035).
(ix)	Federated Tax-Free Trust; (Response is incorporated by reference to Initial Registration Statement on Form S-5 filed December 27, 1978. File Nos. 2-63343 and 811-2891).
(x)	Florida Municipal Cash Trust; (Response is incorporated by reference to Post-Effective Amendment No. 30 on Form N-1A filed on September 19, 1994. File Nos. 33-31259 and 811-5911).
(xi)	Georgia Municipal Cash Trust; (Response is incorporated by reference to Post-Effective Amendment No. 36 on Form N-1A filed on May 31, 1995. File Nos. 33-31259 and 811-5911).
(xii)	Liberty U.S. Government Money Market Trust; (Response is incorporated by reference to Post-Effective Amendment No. 35 on Form N-1A filed April 25, 1996. File Nos. 2-65447 and 811-2956).
(xiii)	Liquid Cash Trust; (Response is incorporated by reference to Pre-Effective Amendment No. 3 on Form N-1A filed December 8, 1980. File Nos. 2-67655 and 811-3057).
(xiv)	Maryland Municipal Cash Trust; (Response is incorporated by reference to Post-Effective Amendment No. 22 on Form N-1A filed on March 2, 1994. File Nos. 33-31259 and 811-5911).
(xv)	Massachusetts Municipal Cash Trust - Institutional Service Shares and BayFunds Shares; (Response is incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on December 29, 1993. File Nos. 33-31259 and 811-5911).
(xvi)	Michigan Municipal Cash Trust - Institutional Shares and Institutional Service Shares; (Response is incorporated by reference to Post-Effective Amendment No. 45 on Form N-1A filed on December 19, 1997. File Nos. 33-31259 and 811-5911).
(xvii)	Minnesota Municipal Cash Trust - Institutional Shares and Cash Series Shares; (Response is incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on December 29, 1993. File Nos. 33-31259 and 811-5911).
(xviii)	New Jersey Municipal Cash Trust - Institutional Shares and Institutional Service Shares; (Response is incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on December 29, 1993. File Nos. 33-31259 and 811-5911).
(xix)	North Carolina Municipal Cash Trust; (Response is incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on December 29, 1993. File Nos. 33-31259 and 811-5911).
(xx)	Ohio Municipal Cash Trust - Institutional Shares and Institutional Service Shares; (Response is incorporated by reference to Post-Effective Amendment No. 45 on Form N-1A filed on December 19, 1997. File Nos. 33-31259 and 811-5911).
(xxi)	Ohio Municipal Cash Trust - Cash II Shares; (Response is incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on December 29, 1993. File Nos. 33-31259 and 811-5911).
(xxii)	Pennsylvania Municipal Cash Trust - Institutional Shares; (Response is incorporated by reference to Post-Effective Amendment No. 35 on Form N-1A filed on May 19, 1995. File Nos. 33-31259 and 811-5911).
(xxiii)	Pennsylvania Municipal Cash Trust - Institutional Service Shares and Cash Series Shares; (Response is incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on December 29, 1993. File Nos. 33-31259 and 811-5911).
(xxiv)	Tennessee Municipal Cash Trust - Institutional Shares and Institutional Service Shares; (Response is incorporated by reference to Post-Effective Amendment No. 42 on Form N-1A filed on February 29, 1996. File Nos. 33-31259 and 811-5911).
(xxv)	Treasury Obligations Fund - Institutional Capital Shares; (Response is incorporated by reference to Post-Effective Amendment No. 22 on Form N-1A filed September 23, 1997. File Nos. 33-31602 and 811-5950).
(xxvi)	Trust for Government Cash Reserves; (Response is incorporated by reference to Pre-Effective Amendment No. 1 on Form N-1A filed March 23, 1989. File Nos. 33-27178 and 811-5772).
(xxvii)	Trust for Short-Term U.S. Government Securities; (Response is incorporated by reference to Post-Effective Amendment No. 53 on Form N-1A filed January 23, 1995. File Nos. 2-54929 and 811-2602).
(xxviii)	Trust for U.S. Treasury Obligations; (Response is incorporated by reference to Post-Effective Amendment No. 27 on Form N-1A filed November 27, 1994. File Nos. 2-49591 and 811-2430).
(xxix)	Virginia Municipal Cash Trust - Institutional Shares and Institutional Service Shares; (Response is incorporated by reference to Post-Effective Amendment No. 21 on Form N-1A filed on December 29, 1993. File Nos. 33-31259 and 811-5911).
(xxx)	Liberty U.S. Government Money Market Trust and Liquid Cash; (Response is incorporated by reference to Post-Effective Amendment No 41 on Form N-1A filed on May 25, 2000. File Nos. 33-31602 and 811-5950).
(xxxi)	Liberty U.S. Government Money Market Trust (Response is incorporated by reference to Post-Effective Amendment No. 41 on Form N-1A filed on May 25, 2000. File Nos. 33-31602 and 811-5950).
(xxxii)	Liquid Cash Trust (Response is incorporated by reference to Post-Effective Amendment No. 41 on Form N-1A filed on May 25, 2000. File Nos. 33-31602 and 811-5950).